                                 EXHIBIT 23.4


                        CONSENT OF INDEPENDENT AUDITORS

                        Consent of Independent Auditors



The Board of Directors
NPS Pharmaceuticals, Inc.:

We consent to the use of our report incorporated herein by reference in the registration statement.





Salt Lake City, Utah
January 6, 2000